SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: June 10, 2004

                           ZARLINK SEMICONDUCTOR INC.
             (Exact name of Registrant as specified in its charter)

    Canada                         1-8139                           None
(Jurisdiction of            (Commission File No.)              (IRS Employer
 incorporation)                                              Identification No.)

                                 400 March Road,
                         Ottawa, Ontario, Canada K2K 3H4
                    (Address of principal executive offices)

                  Registrant's telephone number: (613) 592-0200

Item 5. Other Events and Regulation FD Disclosure.

On June 10, 2004, Zarlink Semiconductor Inc. issued a press release announcing the receipt of a $4M payment from X-FAB. A copy of such press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(a)   Financial Statements - None

(b)   Pro Forma Financial Information - None

(c)   Exhibits:

Exhibit No.       Description
-----------       -----------
   99.1           Press release dated June 10, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 10, 2004

                                        ZARLINK SEMICONDUCTOR INC.

                                        By: /s/ SCOTT MILLIGAN
                                            ------------------------------------
                                            Scott Milligan
                                            Senior Vice President of Finance and
                                            Chief Financial Officer